Net Loss Per Share (Notes)	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Net Loss Per Share
Net Loss Per Share
We compute net loss per share attributable to common stockholders using the two-class method required for participating securities. We consider all series of our convertible preferred stock to be participating securities. In accordance with the two-class method, earnings allocated to these participating securities, which include participation rights in undistributed earnings, are subtracted from net income to determine total undistributed earnings to be allocated to common stockholders.
Basic net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period. Because of net losses recognized in each period, potential common shares issuable upon the exercise of outstanding stock options and warrants and the conversion of preferred shares in the IPO into common shares have not been reflected in the calculation of diluted net loss per share due to the anti-dilutive effect. Diluted net loss per share, therefore, does not differ from basic net loss per share.
The common stock issuable upon the conversion or exercise of the following dilutive securities has been excluded from the diluted net loss per share attributable to common stockholders calculation because their effect would have been antidilutive for the periods presented:

	DECEMBER 31,
	2012	2013	2014
Convertible preferred stock	5,818,356	9,769,422
Options to purchase common stock	634,455	1,463,747	1,907,091
Warrants to purchase convertible preferred stock	—	1,975,532	—
	6,452,811	13,208,701	1,907,091